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                                                                   Exhibit 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 333-12411, 333-93201, 333-72648, 333-85246
and 333-108167) of Cambridge Heart, Inc. of our report dated March 25 2004 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
March 30, 2004